Exhibit 99.2

Presentation to Investment Community June 16, 2010 United Western Bank Acquisition of Legent Clearing LLC

Forward Looking Statements This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include information concerning Legent Clearing, LLC, ("Legent Clearing"), the likelihood of regulatory approval of the acquisition of Legent Clearing by United Western Bank, the impact to the financial performance of United Western Bank following the acquisition of Legent Clearing and other statements. These statements often include terminology such as "may," "will," "expect," "anticipate," "predict," "believe," "plan," "estimate," "continue," "could," "should," "would," "intend," "projects," or the negative thereof or other variations thereon or comparable terminology and similar expressions. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to: the successful completion of the acquisition of Legent Clearing by United Western Bank; the continued performance of Legent Clearing; the receipt of regulatory approval of the proposed acquisition; the successful implementation of our community banking strategies; the ability to secure, timing of, and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to the failure of United Western Bank to receive certain regulatory approvals that are predicates to the closing of the Legent Clearing acquisition; the performance of the securities markets in the United States, interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board; and our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act (the "EESA") and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the "Risk Factors" section included in the United Western Bancorp, Inc. (the "Company") Annual Report on Form 10-K filed March 15, 2010, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to us at that time. The Company does not intend to update or revise the forward-looking statements made in this presentation after the date on which they are made to reflect subsequent events or circumstances, except as required by law. All information herein referring to the Legent Clearing LLC acquisition is qualified in its entirety by reference to the Purchase Agreement and related agreements entered into by and between United Western Bancorp, Inc., United Western Bank, Legent Clearing LLC and Henry C. Duques as of June 9, 2009, all of which have been filed by the Company with the Securities and Exchange Commission under cover of Form 8-K on June 15, 2010.

2 Conference Call Participants Guy Gibson, Chairman of the Board, United Western Bancorp, Inc. Henry "Ric" Duques, controlling interest owner of Legent Group, LLC Christopher Frankel, Chief Executive Officer, Legent Clearing LLC James Peoples, Chief Executive Officer and President, United Western Bank Benjamin Hirsh, Chief Accounting Officer, interim Chief Financial Officer, United Western Bancorp, Inc.

United Western Bank to Acquire Legent Clearing LLC United Western Bancorp, Inc. announced that its primary subsidiary, United Western Bank, has entered into an agreement to acquire Legent Clearing LLC, a Financial Industry Regulatory Authority, Inc. (FINRA) member firm headquartered in Omaha, NE, from Legent Group, LLC. Henry "Ric" Duques, former Chairman of the Board of First Data Corp. and the controlling owner of Legent Group, LLC, will become an advisor to the Board of Directors of United Western Bancorp, Inc. (the "Company") following the closing of the transaction and subject to regulatory approval. Total seller consideration estimated to be $15.7 million (based on April 30, 2010 data), plus assumption of all liabilities. Seller consideration will be comprised of cash (estimated at $13.0 million based on the adjusted April 30, 2010 balance sheet) and $2.7 million in shares of United Western Bancorp, Inc. common stock. The Bank also intends to retire all subordinated debt of Legent Clearing LLC at closing, estimated at $18 million based on April 30, 2010 data. Common stock valued at the volume weighted average price (VWAP) of UWBK for the 10 trading days prior to June 9, 2010 or 2,419,688 shares. Estimated closing date-September 30, 2010 following receipt of regulatory approvals from the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Securities and Exchange Commission and FINRA.

FINRA member firm, providing securities clearing and other services to FINRA member firms (correspondent firms) Provides securities transaction, clearing and settlement services, and operations outsourcing services Idle client cash balances, the uninvested portion of client funds, will be available for deposit at United Western Bank Correspondent roster consists of approximately 79 broker-dealers with a mix of business types Processes in excess of 590,000 transactions per month and maintains over 270,000 individual accounts Length of correspondent contracts is 5 - 6 years on average Why Legent Clearing LLC? Business Overview Access to lower cost client deposits as liquidity source for United Western Bank Attractive fee revenue opportunity Expected to be accretive to earnings within 12 months from closing from displacement of current, higher costing deposits with Legent Clearing client deposits Highly scalable from organic growth and potential acquisitions Opportunity for market share growth - Legent is estimated to rank 15th out of 18 correspondent securities clearing firms in terms of number of correspondent firms served* Rationale *Source: Investment News, June 7, 2010

Legent Clearing Overview Securities clearing and settlement is the process of matching, recording, and processing transaction instructions and then exchanging payment between counterparties An estimated 18 correspondent-clearing firms in United States 2009 revenues for the clearing industry estimated to be $2.2 billion 1 Securities clearing revenues include: Margin loan interest Trade charges Revenue derived from managing customer deposit balances Banking fees Fee income Typically a large start-up cost for infrastructure, but the business has a favorable revenue-to-cost step function Extensive mutual fund roster Comprehensive cash management products Brand name institutional quality research Access to fee-based advisory products Overview of Securities Clearing Industry Note: Summary performance metrics are for fiscal years ended June 30 and for the ten months ended April 30, 2010. 1 Source: Aite Group Correspondents Average Available Client Funds ($000,000) '06 '07 '08 '09 Apr '10 UWBK 342.936 466.06 461.696 553.635 675.723 Services to Correspondents '06 '07 '08 '09 Apr '10 Corespondents 35 51 76 74 79

Transaction Terms Terms of Transaction Determined by formula as the greater of $13 million (assuming at least $10 million book value) or adjusted book value at the month end prior to closing plus $2.7 million of UWBK stock plus the retirement of existing subordinated debt of $18 million UWBK stock valued at VWAP for the ten trading days prior to June 9, 2010; $1.1158463 per share or 2,419,688 shares Registration rights provided for selling shareholders for three years Estimated Consideration and Implied Valuation Total consideration estimated at $33.7 million (including the retirement of the subordinated debt) (based on April 30, 2010 Legent Clearing balance sheet) Key ratios at April 30, 2010 assuming total consideration of $33.7 million: Total consideration as multiple of book value: 1.14 1 Total consideration as multiple of tangible book value: 1.24 1 Total consideration as multiple of LTM net revenue: 1.35 Implied deposit premium: 1.42% assuming available client deposits of $466 million at time of closing 1 The consideration as a multiple reflects the retirement of the subordinated debt and its replacement as equity in the ratio calculations.

7 Management Structure

Existing United Western Bancorp, Inc. Experience Guy Gibson*, Chairman of the Board, United Western Bancorp, Inc., founded Legent Clearing in 2002; Legent Holding, LLC, controlled by Mr. Gibson, sold Legent Clearing to Legent Group, LLC, controlled by Ric Duques, in 2005. Michael McCloskey*, Executive Vice President, United Western Bancorp, Inc., was Executive Vice President of Legent Holding, LLC from 2003 to 2005. Robert Slezak, Director, United Western Bancorp, Inc., was formerly Chief Financial Officer of Ameritrade Securities, Inc. (now TD Ameritrade, Inc.). Lester Ravitz, Director, United Western Bancorp, Inc., was formerly Chief Operations Officer of First Clearing, LLC, an affiliate of Wells Fargo. Jeffrey Sime, Senior Vice President of United Western Bank, was formerly a co-founder and served as Chief Executive Officer and President of Legent Clearing LLC. Mr. Sime will become Chief Operating Officer of Legent Clearing upon closing. *From February 2005 to March 2010, G2 Holding Corp, a company controlled by Messrs. Gibson and McCloskey and William D. Snider, Director of United Western Bancorp, Inc., owned a minority interest in Legent Group, LLC. Mr. Gibson was a director of Legent Group from February 2005 to March 2010. G2 Holding Corp. sold its minority interest in Legent Group to a trust controlled by Henry C. Duques in March 2010.

Legent Clearing - Key Executives Christopher Frankel - Chief Executive Officer Christopher L. Frankel serves as the Chief Executive Officer of Legent Clearing LLC. Mr. Frankel served as the Chief Operating Officer of GunnAllen Financial, Inc. from July 2006 to 2009. Mr. Frankel is a seasoned financial service professional with more than fifteen years of experience at a senior management level. From 1994 to 2006, Mr. Frankel has served in various management capacities with the Sterne, Agee & Leach Group. Prior to joining GunnAllen Financial, he served as Chief Executive Officer of Sterne, Agee Capital Markets, Inc., and Chief Executive Officer of Sterne Agee Financial Services, Inc. While at Sterne Agee, he served as the Chief Executive Officer of two of the firms' broker dealers and President of the third. Mr. Frankel has extensive industry experience in correspondent clearing, wholesale execution, bank securities operations and institutional sales. He began his career at Alex Brown & Sons, Inc. He is a frequent speaker on securities industry matters specifically pertaining to securities operations and bank securities activities. Most recently, in April 2005 and 2006 Mr. Frankel chaired the Securities Industry Association Independent Firms Conferences in Atlanta, Georgia, and Ft. Lauderdale, Florida. He has also been a member of both the SIA Independent Firms Committee and the Securities Traders Association Market Structure Committee. Mr. Frankel is a graduate of Florida State University. Jeffrey Sime - Chief Operating Officer (to be appointed at closing) After the Bank's acquisition, Mr. Sime will serve as the Chief Operating Officer of Legent Clearing LLC. Mr. Sime has over 19 years of experience in the securities industry. He co-founded Legent Clearing LLC and served in various executive officer positions, most recently as its President, from 2002 through 2007. Prior to Legent, for over nine years, Mr. Sime served as Chief Financial Officer, Chief Administrative Officer and Financial and Operations Principal for Kirkpatrick Pettis, the broker dealer subsidiary of Mutual of Omaha Insurance Company. His responsibilities at Kirkpatrick Pettis included the overall supervision of operations, accounting/regulatory reporting, risk management, information technology and human resources. He started a clearing division at Kirkpatrick Pettis. Most recently he was the President of Nunami Services LLC, Nunami provided outbound, low latency, order routing services for other broker dealers and exchanges including the New York Stock Exchange. Mr. Sime began his career at Deloitte and Touche conducting audits in the financial services area. Raymond Maratea - President Ray Maratea oversees all operations, business development, client services, relationship management and marketing/sales activities for Legent. Mr. Maratea has over 35 + years experience in executive management within the brokerage clearing services industry. Ray served as Senior Vice President and Managing Director of Operations for BNY Clearing Service LLC, a Bank of New York Company, Senior Vice President and Director of Operations, EVEREN Clearing, Senior Vice President, Branch Administration, Security Pacific/Bank of America. His background encompasses all aspects of operations, sales, and administration. Ray serves as a member of the Board of Regents for Lewis University.

Legent Clearing - Key Executives (continued) David Brant - Chief Financial Officer David Brant oversees various financial management, accounting and cash management functions. Prior to joining Legent Clearing LLC, Mr. Brant served as Vice President and Controller in the Independent Brokerage Group at Wachovia Securities, which included the correspondent clearing division, First Clearing, LLC. He is a Certified Public Accountant and has over 10 years of securities industry experience. Craig Black - Executive Vice President, Risk/Compliance Craig Black oversees compliance, risk management and internal audit functions. Mr. Black brings over 30+ years of securities industry experience to Legent. Prior to joining Legent Mr. Black served as executive vice president and managing director of BNY Clearing Services. His experience covers all aspects of clearing operations as well as trading, risk management and compliance. David Jarvis - Executive Vice President and General Counsel David Jarvis is Executive Vice President and General Counsel of Legent Clearing LLC, and a member of its Senior Management Team. David was born in Detroit, Michigan in 1963. He is a cum laude graduate of the University of Michigan and earned his Juris Doctorate in 1990 from the University of Detroit School of Law where he was an associate editor of the National Jewish Law Review. Prior to joining Legent, David was Executive Vice President and General Counsel of Gunn Allen Holdings, Inc., the parent of a diversified financial services firm. Prior to Gunn Allen, David spent over five years as a Senior Vice President of Wachovia Securities (n/k/a Wells Fargo Advisors) where he was the de facto General Counsel to Wachovia Securities Financial Network and additionally supported First Clearing LLC, Wachovia's clearing firm. David began his legal career with law firms in Michigan and New York, where his practice focused, almost in entirely, on securities litigation, securities regulation and securities arbitration. David is a frequent author, speaker and commentator on matters impacting the financial services industry. Jean Luther - Senior Vice President, Operations Jean Luther oversees all of the operational units including execution services, P&S, settlements, margin, asset management, mutual funds, corporate actions, stock loan, tax reporting and IRAs. Ms. Luther brings over 30 years of securities industry experience to Legent. Prior to joining Legent Ms. Luther served as vice president of BNY Clearing Services and held a position on DTCC's Corporate Actions Advisory Board. Her overall experience covers many aspects of clearing operations including securities and futures correspondent clearing.

Legent Clearing-Selected Financial Data Legent Clearing-Selected Financial Data

Legent Clearing Summary Financial Condition Legent Clearing Summary Financial Condition

Benefits to United Western Bank Expected to be accretive to earnings within 12 months from replacement of higher costing liabilities with Legent Clearing client deposits Legent Clearing provides a highly scalable business with material organic and acquisition based growth opportunities Provides United Western Bank with new, low risk, lending product line (securities margin lending) that diversifies the loan portfolio mix Provides increased access to idle cash balances of the correspondent customers at United Western Bank Increases synergies for United Western Bank's on-line banking product and allows for material product-line expansion

Transaction Timeline* Execution of definitive acquisition agreement June 9, 2010 Submission of FINRA application June 15, 2010 Submission of SEC notice and application June 15, 2010 Submission of OTS and FDIC applications June 30, 2010 FINRA approval September 1, 2010 OTS and FDIC approval letters September 24, 2010 Closing September 30, 2010 *Other than date of execution of definitive acquisition agreement, all dates are estimated.

15 Questions & Answers